ASSIGNMENT AND ASSUMPTION OF LEASE


     THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this "ASSIGNMENT") is made and entered into as of the 25 day of October, 2001, by and between NNN-CW, LP, a Delaware limited partnership ("ASSIGNOR"), and AEI REAL ESTATE FUND 85-A LIMITED PARTNERSHIP, a Minnesota limited partnership, and AEI FUND MANAGEMENT XVII, INC., a Minnesota corporation (collectively, "ASSIGNEE").

                            RECITALS:

      A. Assignor and Assignee (as successor in interest to AEI Fund Management, Inc., a Minnesota corporation) are parties to that certain Purchase and Sale Agreement dated September 6, 2001, as it may have been amended (the "AGREEMENT"), pursuant to which Assignee is acquiring from Assignor the real property and improvements, located on property more particularly described on EXHIBIT A attached hereto and incorporated herein by this reference.

     B. Pursuant to the terms of the Agreement, Assignor desires to sell, assign, convey, transfer and set over to Assignee and Assignee desires to assume all of Assignor's interest in and rights and obligations under that certain Net Lease Agreement dated September 27, 2000 (the "LEASE"), by and between Assignor and ARAMARK EDUCATIONAL RESOURCES, INC., a Delaware corporation, d/b/a Children's World Learning Centers (the "TENANT"), including all rents prepaid for any period subsequent to the date of this Assignment, subject to the terms and conditions set forth below.

     C. Assignor is the Landlord under the Lease with full right and title to assign the Lease and the Rent to Assignee as provided herein. The Lease is valid, in full force and effect and has not been modified or amended. So far as is known to Assignor, there is no default by Tenant under the Lease and no Rent has been waived, anticipated, discounted, compromised or released.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, Assignor and Assignee hereby agree as follows:

      1 Assignor hereby irrevocably and unconditionally sells, assigns, conveys, transfers and sets over unto Assignee, its heirs, successors and assigns as of the date hereof (the "EFFECTIVE DATE"), all of Assignor's right, title and interest in, to and under: (i) the Lease, together with any and all guaranties thereof, if any, and (ii) any and all rents prepaid as of the Effective Date, held by Assignor in connection with the Lease (the "RENT").

     2. Assignee hereby assumes and shall be liable for any and all liabilities, claims, obligations, losses and expenses, including reasonable attorneys' fees arising in connection with the Lease which are actually incurred, and which arise by virtue of acts or omissions occurring thereunder, on or after the Effective Date. Assignor shall indemnify and hold Assignee harmless from any and all liabilities, claims, obligations, losses and expenses, including reasonable attorneys' fees arising in connection with the Lease which are actually incurred, and which arise by virtue of acts or omissions occurring thereunder, prior to the Effective Date. Assignee shall indemnify and hold Assignor harmless from any and all liabilities, claims, obligations, loss and expenses, including reasonable attorneys fees, arising in connection with the Lease or as a result of Assignee's failure to fulfill the landlord's duties and obligations accruing under the Lease on or after the Effective Date. Assignee shall be entitled to receive all income arising from the Lease from and after said Effective Date. Assignor shall be entitled to receive all income accruing from the Lease prior to the Effective Date.

      3. Assignor shall direct the tenant and any successor tenant under the Lease to pay to Assignee the Rent and all other monetary obligations due or to become due under the Lease for the period beginning on the Effective Date.

     4. This Assignment shall be governed by and construed in accordance with the laws of the state in which the Property is located.

     5. All rights and obligations of Assignee and Assignor hereunder shall be binding upon and inure to the benefit of Assignor, Assignee and the heirs, successors and assigns of each such party.

     6. This Assignment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Assignment may be detached from any counterpart of this Assignment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more additional signature pages.

      7. Whenever the context so requires in this Assignment, all words used in the singular shall be construed to have been used in the plural (and vice versa), each gender shall be construed to include any other genders, and the word "person" shall be construed to include a natural person, a corporation, a firm, a partnership, a joint venture, a trust, an estate or any other entity.






             [Signatures are on the following page]





     IN WITNESS WHEREOF, Assignor and Assignee have executed this
Assignment and Assumption of Lease as of the day and year first above written.


          ASSIGNOR:      NNN-CW, LP.
                         a Delaware Limited Partnership

                         By:   TCC NNN Trading, Inc., a
                               Delaware corporation
                         Its:  General Partner


                         By: /s/ William E Ryan
                                 William E. Ryan, Vice President



          ASSIGNEE:      AEI REAL ESTATE FUND 85-A LIMITED
                         PARTNERSHIP

                         By:  Net Lease Management 85-A, Inc.,
                              a Minnesota corporation
                         Its: General Partner

                         By: /s/ Robert P Johnson
                                 Robert P. Johnson, President


                         AEI FUND MANAGEMENT XVII, INC.,
                         a Minnesota corporation


                         By:/s/ Robert P Johnson
                                Robert P. Johnson, President



STATE OF COLORADO              )
                               ) ss.
CITY AND COUNTY OF DENVER      )

      The foregoing instrument was acknowledged before me this 24th day of October, 2001, by William E Ryan, as Vice President of TCC NNN Trading, Inc., a Delaware corporation, the general partner of NNN-CW, LP, a Delaware Limited Partnership.

      WITNESS my hand and official seal.

      My commission expires:  [notary stamp]


                          /s/ Donna L Haug
                              Notary Public









             (Jurats continue on the following page)



STATE OF MINNESOTA             )
                               ) ss.
CITY/ COUNTY OF RAMSEY         )

     The foregoing instrument was acknowledged before me this 24th day of October, 2001, by Robert P. Johnson, as President of
Net  Lease Management 85-A, Inc., as general partner of  AEI REAL
ESTATE FUND 85-A LIMITED PARTNERSHIP.

      WITNESS my hand and official seal.

      My commission expires:


                               /s/ Michael B Daugherty
                                   Notary  Public         [notary seal]





STATE OF MINNESOTA             )
                               ) ss.
CITY/ COUNTY OF RAMSEY         )

     The foregoing instrument was acknowledged before me this 24th day of October, 2001, by Robert P. Johnson, as President of
Net  Lease Management 85-A, Inc., as general partner of  AEI REAL
ESTATE FUND 85-A LIMITED PARTNERSHIP.

      WITNESS my hand and official seal.

      My commission expires:


                            /s/ Michael B Daugherty
                                  Notary Public         [notary seal]





        EXHIBIT A TO ASSIGNMENT AND ASSUMPTION OF LEASE

                    DESCRIPTION OF PROPERTY



A certain parcel of land in West Bridgewater, Plymouth County, Massachusetts, being located on the Northerly side of West Center Street, and being identified as Lot 5 on Land Court Plan 4709-B filed with Plymouth Registry District of the Land Court to which plan reference is made for a more particular description, including the appurtenant easement over Lots 1 to 4 and 6 to 9, shown on Land Court Plan 4709-B, as more particularly described in the Declaration of Access Easement dated May 27, 1999, created by George N. Asack, Jr., Trustee of Cynthia G. Asack Family Realty Trust filed as Document No. 449324 and shown on the easement plan attached thereto.